                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements of McAfee.com Corporation, on Form S-8 (File No. 333-38706 and 333-92771) of our report dated January 17, 2001, relating to the financial statements and financial statement schedule which appears in this Form 10-K.


PricewaterhouseCoopers LLP
San Jose, California
March 22, 2001